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LETTER OF TRANSMITTAL

AMERICAN RESTAURANT GROUP, INC.

Offer to Exchange its 11 1/2% Senior Secured Notes due 2006
Which Have Been Registered Under The Securities Act of 1933
For Any and All of its Outstanding
11 1/2% Senior Secured Notes due 2006 (CUSIP NO. 029309AK7)
Pursuant to the Prospectus
DATED                  , 2002

      THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________, 2002, UNLESS THE OFFER IS EXTENDED

The Exchange Agent for the Exchange Offer is:
 BNY Western Trust Company c/o United States Trust Company of New York

By Hand Delivery: BNY Western Trust Company c/o United States Trust Company of New York 30 Broad Street, B Level Corporate Trust Window New York, NY 10004-2304	By Overnight Delivery: BNY Western Trust Company c/o United States Trust Company of New York 30 Broad Street, 14th Floor New York, NY 10004-2304 Attention: Corporate Trust and Agency Services	By Facsimile Transmission: 1-646-458-8111 Confirm by Telephone: 1-800-548-6565	By Registered or
Certified Mail:
BNY Western Trust
Company c/o United States
Trust Company of New York
P.O. Box 84
Bowling Green Station
New York, NY 10274-0084
Attention:
Corporate Trust and
Agency Services

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMITTAL VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

    This Letter of Transmittal is to be completed by holders of the Existing Notes (as defined below) if either Existing Notes are to be forwarded herewith or if tenders of Existing Notes are to be made by book-entry transfer to an account maintained by BNY Western Trust Company c/o United States Trust Company of New York (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer—Procedures for Tendering" in the Prospectus.

    Holders of Existing Notes whose certificates (the "Certificates") for such Existing Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the expiration date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Existing Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer—Procedures for Tendering" in the Prospectus.

    DELIVERY OF DOCUMENTS TO THE COMPANY OR DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

ALL TENDERING HOLDERS COMPLETE THIS BOX

DESCRIPTION OF EXISTING NOTES TENDERED

PLEASE PRINT NAME AND ADDRESS OF CERTIFICATE HOLDER PLEASE FILL IN IF BLANK NUMBER(S)	CERTIFICATE OR REGISTRATION NUMBER(S)*	PRINCIPAL AMOUNT OF EXISTING NOTES TENDERED (ATTACH ADDITIONAL LIST IF NECESSARY)	PRINCIPAL AMOUNT OF EXISTING NOTES TENDERED (IF PRINCIPAL AMOUNT OF EXISTING NOTES LESS THAN ALL)**

TOTAL AMOUNT TENDERED:	—

* NEED NOT BE COMPLETED BY BOOK-ENTRY HOLDERS
** EXISTING NOTES MAY BE TENDERED IN WHOLE OR IN PART IN DENOMINATIONS OF $1,000 AND INTEGRAL MULTIPLES THEREOF

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

/
/  CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution__________________________________________________________________

    DTC Account Number________________________________________________________________________

    Transaction Code Number_____________________________________________________________________

/
/  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name of Registered Holder(s)__________________________________________________________________

    Window Ticket Number (if any)________________________________________________________________

    Date of Execution of Notice of Guaranteed Delivery______________________________________________

    Name of Institution Which Guaranteed Delivery__________________________________________________

    If Guaranteed Delivery is to be made by Book-Entry Transfer:

    Name of Tendering Institution__________________________________________________________________

    DTC Account Number________________________________________________________________________

    Transaction Code Number_____________________________________________________________________

/
/  CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED EXISTING NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

/
/  CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE EXISTING NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:_______________________________________________________________________________________

    Address:_____________________________________________________________________________________

Ladies and Gentlemen:

    The undersigned hereby tenders to American Restaurant Group, Inc., a Delaware corporation (the "Company"), the above described aggregate principal amount of the Company's 11 1/2% Senior Secured Notes Due 2006 (CUSIP NO. 029309AK7) (the "Existing Notes") in exchange for a like aggregate principal amount of the Company's 11 1/2% Senior Secured Notes Due 2006 (the "Exchange Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Company's prospectus dated _________, 2002 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer"):

    Subject to and effective upon the acceptance for exchange of all or any portion of the Existing Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Existing Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Existing Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Existing Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Existing Notes, (ii) present Certificates for such Existing Notes for transfer, and to transfer the Existing Notes on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Existing Notes, all in accordance with the terms and conditions of the Exchange Offer.

    THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE EXISTING NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE EXISTING NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE EXISTING NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

    The name(s) and address of the registered holder(s) of the Existing Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Existing Notes. The Certificate number(s) and the Existing Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

    If any tendered Existing Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Existing Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Existing Notes will be returned (or, in the case of Existing Notes tendered by book-entry transfer, such Existing Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

    The undersigned understands that tenders of Existing Notes pursuant to any one of the procedures described in "The Exchange Offer—Procedures for Tendering" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Existing Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Existing Notes tendered hereby.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of the Existing Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing the Existing Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Existing Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

    BY TENDERING EXISTING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (1) THE EXCHANGE NOTES ACQUIRED PURSUANT TO THE EXCHANGE OFFER ARE BEING ACQUIRED IN THE ORDINARY COURSE OF BUSINESS OF THE PERSON RECEIVING SUCH EXCHANGE NOTES, WHETHER OR NOT THAT PERSON IS THE UNDERSIGNED; (2) NEITHER THE UNDERSIGNED NOR ANY SUCH OTHER PERSON HAS AN ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION OF SUCH EXCHANGE NOTES; (3) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, OR IS A BROKER-DEALER BUT WILL NOT RECEIVE EXCHANGE NOTES FOR ITS OWN ACCOUNT IN EXCHANGE FOR THE EXISTING NOTES, NEITHER THE UNDERSIGNED NOR ANY SUCH OTHER PERSON IS ENGAGED IN OR INTENDS TO PARTICIPATE IN THE DISTRIBUTION OF SUCH EXCHANGE NOTES; AND (4) NEITHER THE UNDERSIGNED NOR ANY SUCH OTHER PERSON IS AN "AFFILIATE" OF THE COMPANY, AS DEFINED UNDER RULE 405 OF THE SECURITIES ACT.

    THE UNDERSIGNED ACKNOWLEDGES THAT THIS EXCHANGE OFFER IS BEING MADE IN RELIANCE ON INTERPRETATIONS BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), AS SET FORTH IN NO-ACTION LETTERS ISSUED TO THIRD PARTIES, THAT THE EXCHANGE NOTES ISSUED PURSUANT TO THE EXCHANGE OFFER IN EXCHANGE FOR THE EXISTING NOTES MAY BE OFFERED FOR RESALE, RESOLD AND OTHERWISE TRANSFERRED BY HOLDERS THEREOF (OTHER THAN ANY SUCH HOLDER THAT IS AN "AFFILIATE" OF THE COMPANY WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT), WITHOUT COMPLIANCE WITH THE REGISTRATION AND PROSPECTUS DELIVERY PROVISIONS OF THE SECURITIES ACT, PROVIDED THAT SUCH EXCHANGE NOTES ARE ACQUIRED IN THE ORDINARY COURSE OF SUCH HOLDERS' BUSINESS AND SUCH HOLDERS HAVE NO ARRANGEMENT WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION OF SUCH EXCHANGE NOTES. HOWEVER, THE COMPANY HAS NOT SOUGHT AND DOES NOT INTEND TO SEEK ITS OWN NO-ACTION LETTER AND THERE CAN BE NO ASSURANCE THAT THE STAFF OF THE SEC WOULD MAKE A SIMILAR DETERMINATION WITH RESPECT TO THE EXCHANGE OFFER AS IN OTHER CIRCUMSTANCES. IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED REPRESENTS THAT IT IS NOT ENGAGED IN, AND DOS NOT INTEND TO ENGAGE IN, A DISTRIBUTION OF EXCHANGE NOTES AND HAS NO ARRANGEMENT OR UNDERSTANDING TO PARTICIPATE IN A DISTRIBUTION OF EXCHANGE NOTES. IF ANY HOLDER IS AN AFFILIATE OF THE COMPANY, IS ENGAGED IN OR INTENDS TO ENGAGE IN OR HAS ANY ARRANGEMENT OR UNDERSTANDING WITH RESPECT TO THE DISTRIBUTION OF THE EXCHANGE NOTES TO BE ACQUIRED PURSUANT TO THE EXCHANGE OFFER, SUCH HOLDER (I) COULD NOT RELY ON THE APPLICABLE INTERPRETATIONS OF THE STAFF OF THE SEC AND (II) MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE TRANSACTION.

    THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A BROKER-DEALER (A "PARTICIPATING BROKER-DEALER") IN CONNECTION WITH THE RESALE OF THE EXCHANGE NOTES RECEIVED IN EXCHANGE FOR THE EXISTING NOTES WHERE SUCH EXISTING NOTES WERE ACQUIRED FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES. EACH PARTICIPATING BROKER-DEALER THAT PARTICIPATES IN THE EXCHANGE OFFER THAT RECEIVES THE EXCHANGE NOTES FOR ITS OWN ACCOUNT PURSUANT TO THE EXCHANGE OFFER BY TENDERING SUCH EXISTING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL AGREES THAT IT WILL DELIVER A PROSPECTUS IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES. HOWEVER, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, A PARTICIPATING BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT. THE COMPANY HAS AGREED THAT FOR A PERIOD OF ONE YEAR AFTER THE DATE WHEN THE REGISTRATION STATEMENT BECOMES EFFECTIVE, THE COMPANY WILL USE ITS BEST EFFORTS TO MAKE THE PROSPECTUS, AS AMENDED OR SUPPLEMENTED, AVAILABLE TO ANY PARTICIPATING BROKER-DEALER FOR USE IN CONNECTION WITH ANY SUCH RESALE. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER, BY TENDERING SUCH EXISTING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE NOTES, IT SHALL EXTEND THE ONE YEAR PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE ON WHICH THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF EXCHANGE NOTES MAYBE RESUMED, AS THE CASE MAY BE.

    BY TENDERING, THE UNDERSIGNED FURTHER REPRESENTS TO THE COMPANY THAT (I) THE UNDERSIGNED AND EACH BENEFICIAL OWNER ACKNOWLEDGE AND AGREE THAT ANY PERSON WHO IS A BROKER-DEALER REGISTERED UNDER THE EXCHANGE ACT OR ITS PARTICIPATING IN THE EXCHANGE OFFER FOR THE PURPOSE OF DISTRIBUTING THE EXCHANGE NOTES MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH A SECONDARY RESALE TRANSACTION OF THE EXCHANGE NOTES ACQUIRED BY SUCH PERSON AND CANNOT RELY ON THE POSITION OF THE STAFF OF THE SEC SET FORTH IN CERTAIN NO-ACTION LETTERS, AND (II) THE UNDERSIGNED AND EACH BENEFICIAL OWNER UNDERSTAND THAT A SECONDARY RESALE OF THE EXISTING NOTES ACQUIRED BY THE UNDERSIGNED DIRECTLY FROM THE COMPANY SHOULD BE COVERED BY AN EFFECTIVE REGISTRATION STATEMENT CONTAINING

THE SELLING SECURITY HOLDER INFORMATION REQUIRED BY ITEM 507 OR ITEM 508, AS APPLICABLE, OF REGULATION S-K OF THE SEC.

    All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

HOLDER(S) SIGN HERE
(SEE INSTRUCTIONS 2, 5 AND 6)
(PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 12)
(NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

    Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificates(s) for the Existing Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certificates and other information as may be required by the Company or the trustee for the Existing Notes to comply with the restrictions on transfer applicable to the Existing Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary representative capacity, please set forth the signer's full title. See Instruction 5.

(Signature(s) of Holder(s))

Date:                                     , 2002

Name(s)

(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone Number

(Tax Identification or Social Security Number(s))

GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTIONS 2 AND 5)

(Authorized Signature)

Date:                                     , 2002

Name of Firm

Capacity (full title)                                                                                       (Please Print)

Address

(Include Zip Code)

Area Code and Telephone Number

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 1, 5 AND 6)	SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1, 5 AND 6)
To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the registered holder of the Existing Notes whose name(s) appear(s) above.
To be completed ONLY if Exchange Notes are to be sent to someone other than the registered holder of the Existing Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.
Issue:	Send:
/ / Existing Notes not tendered	/ / Existing Notes not tendered
/ / Exchange Notes, to:	/ / Exchange Notes, to:
Name(s)	Name(s)
Address	Address

(Include Zip Code)	(Include Zip Code)
Area Code and Telephone Number	Area Code and Telephone Number

(Tax Identification or Social Security Number(s))	(Tax Identification or Social Security Number(s))

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1.  DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed if either (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer—Procedures for Tendering" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Existing Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration date. Existing Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000.

    Holders who wish to tender their Existing Notes and (i) whose Existing Notes are not immediately available or (ii) who cannot deliver their Existing Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the expiration date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Existing Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the expiration date; and (iii) the Certificates (or a timely confirmation of a book-entry transfer) representing all tendered Existing Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Existing Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the expiration date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

    THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

    2.  GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

  (i)
  this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Existing Notes) of Existing Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

  (ii)
  such Existing Notes are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

    3.  INADEQUATE SPACE. If the space provided in the box captioned "Description of Existing Notes Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Existing Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

    4.  PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tender of the Existing Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Existing Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of the Existing Notes which are to be tendered in the box entitled "Principal Amount of Existing Notes Tendered (If Principal Amount of Existing Notes Less Than All)." In such case, new Certificate(s) for the remainder of the Existing Notes that were evidenced by your old Certificate(s) will only be sent to the holder of the Old Note, promptly after the expiration date. All Existing Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    Except as otherwise provided herein, tenders of the Existing Notes may be withdrawn at any time on or prior to the expiration date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the expiration date. Any such notice of withdrawal must specify the name of the person who tendered the Existing Notes to be withdrawn, the aggregate principal amount of Existing Notes to be withdrawn, and (if Certificates for Existing Notes have been tendered) the name of the registered holder of the Existing Notes as set forth on the Certificate for the Existing Notes, if different from that of the person who tendered such Existing Notes. If Certificates for the Existing Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such

Certificates for the Existing Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Existing Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Existing Notes tendered for the account of an Eligible Institution. If Existing Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer—Procedures for Tendering," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Existing Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Existing Notes may not be rescinded. Existing Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the expiration date by following any of the procedures described in the Prospectus under "The Exchange Offer—Procedures for Tendering."

    All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other parson shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Existing Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

    5.  SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Existing Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Existing Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered Existing Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

    If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

    When this Letter of Transmittal is signed by the registered owner(s) of the Existing Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Existing Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Existing Notes may require in accordance with the restrictions on transfer applicable to the Existing Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

    6.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates of Existing Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

    7.  IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Existing Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer—Certain Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Existing Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Existing Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

    8.  QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

    9.  31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Existing Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Existing Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

    The box in Part 2 of the Substitute Form W-9 may be checked in if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

    The holder is required to give the Exchange Agent the TIN (e. g., social security number or employer identification number) of the registered owner of the Existing Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Existing Notes. If the Existing Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalty of perjury, attesting to that holder's exempt status. Please consult the enclosed

"Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

    Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

    10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Existing Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

    11. SECURITY TRANSFER TAXES. Holders who tender their Existing Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Existing Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Existing Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

TO BE COMPLETED BY ALL
TENDERING SECURITY HOLDERS
(SEE INSTRUCTION 9)

PAYER'S NAME: BNY WESTERN TRUST COMPANY
C/O UNITED STATES TRUST COMPANY OF NEW YORK

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	PART l: PLEASE PROVIDE YOUR TIN ON THE LINE AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN	Social Security Number or Employer Identification Number

	NAME (Please Print)	PART 2: Awaiting TIN / /
ADDRESS

CITY
STATE
ZIP CODE

Payer's Request for Taxpayer Identification Number (TIN) and Certification	PART 3: CERTIFICATION—UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be Issued to me), (2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am not longer subject to backup withholding, and (3) any other information provided on this form is true and correct.
SIGNATURE DATE

You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY, IN CERTAIN CIRCUMSTANCES, RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTION FORM W-9 FOR ADDITIONAL DETAILS.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature	Date	, 2002

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CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER